UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.03    Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 23, 2024, the Board of Directors of the Company (the “Board”) approved of Articles Supplementary (the “Articles Supplementary”) to reclassify authorized but unissued shares of the Company’s Class T common stock, $0.01 par value per share, Class I common stock, $0.01 par value per share, and Class T2 common stock, $0.01 par value per share, into Class A common stock, $0.01 par value per share (“Class A Common Stock”), to be effective at 9:31 a.m. on June 13, 2024.
Also on May 23, 2024, the Board approved of Articles of Amendment (the “Articles of Amendment”) to rename and designate Class A Common Stock as “Common Stock”, to be effective at 9:32 a.m. on June 13, 2024. The Articles of Amendment change all references to Class A Common Stock in the Company’s Third Articles of Amendment and Restatement to “Common Stock.”
The Articles Supplementary and Articles of Amendment will be filed with the State Department of Assessments and Taxation of Maryland prior to each of their respective effective dates. If the Board determines after the date of this Current Report on Form 8-K to delay or cancel the NYSE Listing (as defined below), the Articles Supplementary and/or Articles of Amendment may be withdrawn prior to effectiveness.
The foregoing description of the Articles Supplementary and Articles of Amendment is qualified in its entirety by reference to the Articles Supplementary and Articles of Amendment, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01    Other Events.

    As previously disclosed on April 8, 2024, the Board previously authorized the Company to pursue a listing of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the New York Stock Exchange (the “NYSE”) under the symbol “SILA” (the “NYSE Listing”).
In conjunction with the anticipated NYSE Listing and in order to provide liquidity to the stockholders of the Company and help stabilize the share price of the Company’s Common Stock after the NYSE Listing, the Company also expects to commence a modified “Dutch Auction” tender offer (the “Tender Offer”) to purchase up to $50 million in value of shares of its outstanding Common Stock, at a price specified by tendering stockholders within a to-be-determined specified price range. In connection with the commencement of the Tender Offer, the Company expects to allow stockholders to tender all or a portion of their shares of Common Stock, but if the Tender Offer is oversubscribed, shares of Common Stock would be accepted on a pro rata basis. The Company anticipates funding the Tender Offer and all related fees and expenses with cash on the Company’s balance sheet and/or availability under the Company’s revolving credit facility. If the Company commences the Tender Offer, the full details will be included in an offer to purchase, letter of transmittal and related materials which will become available to stockholders promptly following commencement of the Tender Offer and filed with the Securities and Exchange Commission (the “SEC”) in accordance with applicable securities laws. Until such time as the Company commences the Tender Offer, there can be no assurances that the Company will in fact commence the Tender Offer or any other tender offer for the Company’s shares of Common Stock. The potential NYSE Listing and launch of the Tender Offer is expected to occur on June 13, 2024.
The price at which the Common Stock may list on the NYSE may be different and could be significantly lower or higher than the Company’s estimated per share net asset value (“NAV”) of $29.92 as of October 31, 2023 (retroactively adjusted to reflect the one-for-four reverse stock split effective May 1, 2024), due to, among other things, the methodology used to estimate the NAV was based upon a number of estimates and assumptions that may not be accurate or complete. Further, different parties using different assumptions and estimates could derive a different estimated per share value, which could be significantly different from the Company’s estimated per share value. As such, the Company’s NAV of $29.92 as of October 31, 2023 may not be representative of what price the shares would trade for after the Common Stock is listed on the NYSE. For a more detailed description of the valuation method and process used to estimate the NAV or the Company’s one-for-four reverse stock split, please see the Company’s Current Reports on Form 8-K filed with the SEC on December 19, 2023 and April 8, 2024, respectively.
On May 29, 2024, the Company issued a press release announcing, among other things, the Company’s anticipated date of the NYSE Listing and its intention to pursue the related Tender Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company previously disclosed in its Quarterly Report on Form 10-Q for the period ended March 31, 2024, filed with the SEC on May 8, 2024, that the Board approved and authorized a daily distribution to the Company’s stockholders for each day of the period commencing on June 1, 2024 and ending June 30, 2024 (the “Prior Distribution”). In anticipation of the NYSE Listing, on May 28, 2024, the Board cancelled the Prior Distribution and approved a new distribution (the “New Distribution”) to the Company’s shareholders of record as of the close of business on July 1, 2024 (the “Record Date”). The New Distribution, in an amount of $0.1333 per share, representing an annualized amount of $1.60 per share, is payable on July 15, 2024 to the Company’s stockholders of record as of the Record Date
Forward Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of, future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including statements about the Company’s intention to pursue and consummate, and the expected timing and authorization of, the NYSE Listing and related Tender Offer, the price at which the Common Stock may list and trade for on the NYSE, the size of, and source of funds for, the Tender Offer, the expected filing dates of the Articles Supplementary and Articles of Amendment, and the expected payment of the New Distribution. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the Company's expectations, including the Company’s ability to meet and then maintain the listing requirements of the NYSE and any material market changes and trends that could affect (i) the Company’s decision or ability to consummate the NYSE Listing and related Tender Offer, (ii) the size or pricing of the Tender Offer or (iii) the price at which the Common Stock may list and trade for on the NYSE, and you should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company's control and could materially affect the Company's results of operations, financial condition, cash flows, performance or future achievements or events. Additional factors include those described under the section entitled Item 1A. "Risk Factors" of Part I of the Company's 2023 Annual Report on Form 10-K with the SEC, copies of which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.
Important Information
The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any securities of the Company. The potential tender offer described herein has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms and conditions described herein or at all. If the Company commences the tender offer, the tender offer will be made solely by an offer to purchase, the letter of transmittal and related materials, as they may be amended or supplemented.
Stockholders should read the Company’s commencement tender offer statement on Schedule TO, expected to be filed with the SEC in connection with the tender offer, which will include as exhibits the offer to purchase, the letter of transmittal and related materials, as well as any amendments or supplements to the Schedule TO when they become available, because they will contain important information related to the potential tender offer. If the Company commences the tender offer, each of these documents will be filed with the SEC, and, when available, stockholders may obtain them for free from the SEC at its website (http://www.sec.gov), or from the Company’s information agent, who will be identified in the materials filed with the SEC at the commencement of the tender offer.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Articles Supplementary

3.2	Articles of Amendment

99.1	Press Release, dated May 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: May 29, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer